Exhibit 99.1

Leslie’s, Inc. Announces Preliminary Third Quarter Fiscal 2025 Financial Results

PHOENIX – July 28, 2025 – Leslie’s, Inc. (NASDAQ: LESL), the largest and most trusted direct-to-customer brand in the U.S. pool and spa care industry serving residential customers and pool professionals nationwide, today announced select preliminary estimated financial results for the third quarter of fiscal 2025. The preliminary third quarter estimated results are unaudited and subject to quarter-end adjustments and finalization by the company.

Preliminary Fiscal Third Quarter Ended June 28, 2025 Results

•
Net sales of approximately $500 million, a decline of approximately 12% versus the prior year quarter
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Net income of approximately $20 to $22 million; Adjusted net income of approximately $35 to $38 million
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Adjusted EBITDA1 of approximately $79 to $82 million
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Diluted earnings per share of $0.11 to $0.12; Adjusted diluted earnings per share1 of $0.19 to $0.21

In addition, based on market conditions and year-to-date performance, the company is withdrawing its previously provided fiscal year 2025 guidance with plans to provide an update for the balance of year expectations when it reports its fiscal third quarter 2025 results on August 6, 2025.

“While we continue to make progress against the key pillars of our transformation initiatives, our business has faced significant challenges in our third quarter. The extremely wet and unseasonably cooler temperatures across our top geographies disrupted peak pool season,” said Jason McDonell, Leslie’s chief executive officer. “The unfavorable weather trends impacted traffic as many customers delayed pool openings. In addition, through detailed consumer work over the past few months, we believe that we have identified additional opportunities that we look forward to discussing on our upcoming conference call.

Mr. McDonell continued, “In the quarter, we continued the strategic and operational review of our business to drive improved sales and profitability. This review is focused on assessing the performance across our business in stores, online and distribution centers, our direct and indirect cost structure as well as other initiatives we believe will deliver improvements in working capital and profitability. We recognize the urgency with which we must take action and with the support of external resources we have engaged, we are working to accelerate Leslie’s return to long-term profitable growth. We remain confident in our ability to execute our transformation and have ample liquidity to enable it, including cash at the end of the quarter of approximately $43 million. In addition, we had $20 million outstanding on our revolving credit facility which we paid off subsequent to quarter end.”

1 See section “GAAP to Non-GAAP Reconciliation”.

Conference Call Details

The company will host a conference call at 5:00 p.m. Eastern time on August 6, 2025 to discuss the financial results for the fiscal third quarter 2025 as well as progress against the company’s strategic transformation initiatives. A live audio webcast of the conference call will be available online at https://ir.lesliespool.com/.

A replay of the conference call will be available within approximately three hours of the conclusion of the call and will be available on the company’s Investor Relations website for 180 days.

About Leslie’s

Founded in 1963, Leslie’s is the largest and most trusted direct-to-customer brand in the U.S. pool and spa care industry serving residential customers and pool professionals nationwide. The company serves the aftermarket needs of residential and professional consumers with an extensive and largely exclusive assortment of essential pool and spa care products. The company operates an integrated ecosystem of over 1,000 physical locations and a robust digital platform, enabling consumers to engage with Leslie’s whenever, wherever, and however they prefer to shop. Its dedicated team of associates, pool and spa care experts, and experienced service technicians are passionate about empowering Leslie’s consumers with the knowledge, products, and solutions necessary to confidently maintain and enjoy their pools and spas.

Select Preliminary Financial Results

The select preliminary estimated financial information described above constitutes forward-looking statements. The estimates of results are based solely on information available to us as of the date of this release and are inherently uncertain. Accordingly, you should not place undue reliance on these preliminary estimated unaudited financial results. See “Forward-Looking Statements” below.

This preliminary financial information has been prepared by and is the responsibility of management. Our independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed or performed any procedures with respect to the preliminary financial information provided today.

Use of Non-GAAP Financial Measures and Other Operating Measures

In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), we use certain non-GAAP financial measures and other operating measures, including Adjusted EBITDA, Adjusted net income (loss), and Adjusted diluted earnings per share, to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. These non-GAAP financial measures and other operating measures should not be considered in isolation or as substitutes for our results as reported under GAAP. In addition, these non-GAAP financial measures and other operating measures are not calculated in the same manner by all companies, and accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for performance relative to other companies.

Adjusted EBITDA

Adjusted EBITDA is defined as earnings before interest (including amortization of debt issuance costs), taxes, depreciation and amortization, equity-based compensation expense, executive transition costs, severance, strategic project costs, merger and acquisition costs, and other non-recurring, non-cash or discrete items. Adjusted EBITDA is a key measure used by management and our board of directors to assess our financial performance. Adjusted EBITDA is also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other GAAP measures. We use Adjusted EBITDA to supplement GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other companies using similar measures.

Adjusted EBITDA is not a recognized measure of financial performance under GAAP but is used by some investors to determine a company’s ability to service or incur indebtedness. Adjusted EBITDA is not calculated in the same manner by all companies, and accordingly, is not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for performance relative to other companies. Adjusted EBITDA should not be construed as an indicator of a company’s operating performance in isolation from, or as a substitute for, net income (loss), cash flows from operations or cash flow data, all of which are prepared in accordance with GAAP. We have presented Adjusted EBITDA solely as supplemental disclosure because we believe it allows for a more complete analysis of results of operations. Adjusted EBITDA is not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. In the future, we may incur expenses or charges such as those added back to calculate Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these items.

Adjusted Net Income (Loss) and Adjusted Diluted Earnings (Loss) per Share

Adjusted net income (loss) and Adjusted diluted earnings (loss) per share are additional key measures used by management and our board of directors to assess our financial performance. Adjusted net income (loss) and Adjusted diluted earnings (loss) per share are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other GAAP measures.

Adjusted net income (loss) is defined as net income (loss) adjusted to exclude equity-based compensation expense, executive transition costs, severance, strategic project costs, merger and acquisition costs, change in valuation allowance for deferred taxes, and other non-recurring, non-cash, or discrete items. Adjusted diluted earnings per share is defined as Adjusted net income (loss) divided by the diluted weighted average number of common shares outstanding.

Forward-Looking Statements

This press release contains forward-looking statements about us, our industry and select preliminary third quarter financial results that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding our preliminary third quarter 2025 results, future results of operations or financial condition, business strategy, value proposition, legal proceedings, competitive advantages, market size, growth opportunities, industry expectations, and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Our actual results or outcomes could differ materially from those indicated in these forward-looking statements for a variety of reasons, including, among others:

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our ability to execute on our growth strategies;
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supply disruptions or increased costs, including as a result of trade policies;
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our ability to maintain favorable relationships with suppliers and manufacturers;
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competition from mass merchants and specialty retailers;
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impacts on our business from the sensitivity of our business to weather conditions, changes in the economy (including high interest rates, recession fears, inflationary pressures and changes in trade policies, including tariffs or other trade restrictions or the threat of such actions), geopolitical events or conflicts, and the housing market;
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disruptions in the operations of our distribution centers;
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our ability to implement technology initiatives that deliver the anticipated benefits, without disrupting our operations;
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our ability to execute on our management transition plans and to attract and retain senior management and other qualified personnel;
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regulatory changes and developments affecting our current and future products including evolving legal standards, regulations and stakeholder expectations concerning environmental, social and governance (“ESG”) matters;
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our ability to obtain additional capital to finance operations;
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commodity price inflation and deflation;
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impacts on our business from epidemics, pandemics, or natural disasters;
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impacts on our business from cyber incidents and other security threats or disruptions;
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our ability to regain and maintain compliance with Nasdaq listing standards;
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our ability to timely implement the proposed reverse stock split and the anticipated effects of the proposed reverse stock split on the price of shares of our common stock;
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our ability to remediate material weaknesses or other deficiencies in our internal control over financial reporting or to maintain effective disclosure controls and procedures and internal control over financial reporting; and
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other risks and uncertainties, including those listed in the section titled “Risk Factors” in our filings with the United States Securities and Exchange Commission (“SEC”).

Additionally, factors that could cause actual results to differ from the preliminary estimated results include the discovery of new information that affects accounting estimates, management judgement or impacts valuation methodologies underlying these estimated results and the completion of our financial and other closing procedures as well as the preparation of our unaudited consolidated financial statements.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended September 28, 2024, in Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended June 28, 2025 and in our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, outcomes, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this press release, and, while we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information, changed expectations, the occurrence of unanticipated events or otherwise, except as required by law. We may not actually achieve the plans, intentions, outcomes, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Contact

Elisabeth Eisleben

Senior Vice President, Investor & Public Relations

Leslie’s, Inc.

investorrelations@lesl.com

GAAP to Non-GAAP Reconciliation of Preliminary Results

(Amounts in thousands except per share amounts)

(unaudited)

	Low	High
Net income	$20,000	$22,000
Interest expense	15,600	15,800
Income tax expense	30,550	30,850
Depreciation and amortization expense(1)	8,500	8,600
Equity-based compensation expense(2)	1,500	1,600
Strategic project costs(3)	1,000	1,100
Executive transition costs and other(4)	1,900	2,100
Adjusted EBITDA	$79,050	$82,050

	Low	High
Net income	$20,000	$22,000
Equity-based compensation expense(2)	1,500	1,600
Strategic project costs(3)	1,000	1,100
Executive transition costs and other(4)	1,900	2,100
Change in valuation allowance(5)	16,000	16,800
Tax effects of these adjustments(6)	(5,100)	(5,400)
Adjusted net income	$35,300	$38,200

Diluted earnings per share	$0.11	$0.12
Adjusted diluted earnings per share	$0.19	$0.21
Weighted average shares outstanding
Diluted	185,490	185,490

(1)
Includes depreciation related to our distribution centers and store locations, which is reported in cost of merchandise and services sold and SG&A in our condensed consolidated statements of operations.
(2)
Represents charges related to equity-based compensation and our related payroll tax expense, which are reported in SG&A in our condensed consolidated statements of operations.
(3)
Represents non-recurring costs, such as third-party consulting costs related to first-generation technology initiatives, replacements of systems that are no longer supported by our vendors, investment in and development of new products outside of the course of continuing operations, or other discrete strategic projects that are infrequent or unusual in nature and potentially distortive to continuing operations. These items are reported in SG&A in our condensed consolidated statements of operations.
(4)
Includes certain senior executive transition costs and severance associated with completed corporate restructuring activities across the organization, losses on asset dispositions, merger and acquisition costs, and other non-recurring, non-cash, or discrete items as determined by management. Amounts are reported in SG&A in our condensed consolidated statements of operations.
(5)
Represents non-cash change in valuation allowance for deferred tax assets. This item is reported in income tax benefit in our condensed consolidated statements of operations.
(6)
Represents the tax effect of the total adjustments based on our combined U.S. federal and state statutory tax rates. Amounts are reported in income tax benefit in our condensed consolidated statements of operations.